UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12
Nicor Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EXPLANATORY NOTE
The following communication was provided by Nicor Inc. to certain of its employees on or about April 11, 2011.

CONFIDENTIAL
SUMMARY OF IMPORTANT POINTS

Target Audience	Hourly employees

Required Action	Review with employees at next tailgate meeting
Questions/comments received by supervisors should be directed to the merger mailbox at merger@nicor.com
The purpose of this tailgate is to provide you information about the merger – the process and key regulatory milestones.
MERGER OVERVIEW
▪	With this merger, we are combining two great companies to create the largest natural gas-only distribution company in the United States. Combined, we are expected to be a Fortune 500 company.
▪	Nicor and AGL Resources have highly complementary businesses, strong reputations and shared values. Together, we have greater opportunities for growth than either company has on its own.
▪	The corporate headquarters of the combined company will be in Atlanta, and the new gas distribution headquarters will be in G.O.
▪	AGL Resources has said it will honor our collective bargaining agreement and maintain the number of full-time equivalent employees involved in operating our gas distribution business at a comparable level for three years.
▪	AGL Resources also plans to continue the strong tradition of community and philanthropic support Nicor Gas has established.
▪	The transition is expected to be transparent for Nicor Gas customers, who will continue to receive the same service at the same low rates. Over time, the combined company will be able to serve customers even better by sharing best practices and taking advantage of greater scale of its utility operations.
APPROVAL PROCESS
▪	The regulatory review process is well under way. Nicor and AGL Resources expect to have all the necessary approvals and complete the merger in the second half of this year.
▪	The merger requires approval of the Illinois Commerce Commission, the Securities and Exchange Commission, Federal Trade Commission and Department of Justice, and the shareholders of both companies.

CONFIDENTIAL

INTEGRATION PLANNING PROCESS
▪	A Transition Committee, which includes officers from both Nicor and AGL Resources, is overseeing the process of planning for the combination of the two companies. Nicor officers on the team are Claudia Colalillo, senior vice president, human resources and corporate communications; Rocco D’Alessandro, executive vice president, operations; and Gerry O’Connor, senior vice president, finance and strategic planning. Paul Gracey, senior vice president, general counsel and secretary, is an ad hoc member and participates on as as-needed basis.
▪	Sharon Grove, assistant vice president, customer care, is the Nicor Lead on the Integration Team, helping to oversee the work of subject matter experts from both companies who are working together to understand how our companies currently do business, recommend the best ways for the combined company to do business and, lastly, develop business and implementation plans.
▪	During this process, our current business must continue, and it’s essential that you stay focused on the important work you do every day. Our priority is doing what we do best – working together to provide safe, reliable, cost-effective service to our customers.
COMMUNICATION
▪	I understand you’ll have questions throughout the process. You’ll continue to see Merger Updates, Messages from the Transition Committee and Q&As over the coming months. If you have additional questions or comments about the merger or the integration planning process, please send them to the merger mailbox at merger@nicor.com. Your questions will be answered on the Pipeline as soon as there are answers.
Forward Looking Statements
To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward- looking statements”).
These forward-looking statements relate to, among other things, the anticipated benefits and timing of the transaction and our ability to obtain the required governmental or regulatory approvals for the transaction. Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this release that contain forward-looking statements are qualified by these cautionary statements. Although Nicor believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by AGL Resources and Nicor stockholders and government or regulatory

CONFIDENTIAL

agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of AGL Resources and Nicor operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the energy industry, as detailed from time to time in Nicor’s reports filed with the Securities and Exchange Commission (“SEC”). There can be no assurance that the proposed merger will in fact be consummated.
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this release, as well as under Item 1.A. in Nicor’s Annual Report on Form 10-K for the fiscal year December 31, 2010. Nicor cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Nicor, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Nicor or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward looking statements contained herein speak only as of the date of this presentation. Nicor undertakes no obligation to update or revise any forward-looking statement, except as may be required by law.
Additional Information
In connection with the proposed merger, AGL Resources has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-172084) which is publicly available, that includes a preliminary joint proxy statement of AGL Resources and Nicor that also constitutes a preliminary prospectus of AGL Resources. AGL Resources and Nicor will mail the definitive joint proxy statement/prospectus to their respective stockholders when it becomes available. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGL RESOURCES, NICOR AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, can be obtained free of charge at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources, P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website (www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor, P.O. Box 3014, Naperville, IL 60566-7014. The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in the preliminary joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by AGL Resources on March 15, 2010, and information regarding Nicor directors and executive officers is available in the preliminary joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by Nicor on March 10, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive joint proxy statement prospectus and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.